UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Preliminary Proxy Statement

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Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

✓	Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

HighMark Funds

(Name of Registrant as Specified In Its Charter)

__________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHMARK FUNDS

Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for October 8, 2010. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.

1-866-615-7269

Voting is very important for your investment and the operation of the Fund. Please vote now to be sure your vote is received in time for the October 8, 2010 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

•

Speak to a live Proxy Specialist by calling the number above. We can answer your questions and record your vote. (open: M-F 9:30am - 9pm, Sat 10am – 6pm ET)

•

Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

•

Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

•

Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes. PLEASE VOTE TODAY.

HighMark Funds

1-866-615-7269

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for the HighMark Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 8th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 866-615-7269 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

HighMark Funds

Important Points and Proposals

Meeting Date/Time: October 8th, 2010 @ 3:00pm ET

Meeting Location: 201 Washington Street, 11th Floor (Flannery Room), Boston, MA 02108

Date of Record: July 26th, 2010

Proxy Mailed on or about: August 23rd, 2010

1.

To elect Eight Trustees to the Board (Voted on by All Funds):

•

Independent Nominees

→

David E. Benkert, age 53, Trustee since 3/04

→

Thomas L. Braje, age 67, Trustee since 6/87

→

Evelyn S. Dilsaver, age 55, Trustee since 1/08

→

David A. Goldfarb, age 68, Trustee since 6/87

→

Michael L. Noel, age 69, Trustee since 12/98

→

Robert M. Whitler, age 71, Trustee since 12/98

→

Mindy M. Posoff, age 53, Nominee

•

Interested Nominee

→

Earle A. Malm II, age 61, Trustee since 1/08, President since 12/05

2.

To approve an amendment to the Declaration of Trust (Voted on by all Funds):

•

The Board has recommended that shareholders approve an amendment to the Funds’ Declaration of Trust that would allow the Board of Trustees to terminate a Fund and any future series of the Trust without shareholder approval.

•

Before terminating a Fund without shareholder approval, the Trustees must first consider shareholders’ interests and then act in accordance with such interests. After a Board votes to liquidate a Fund, shareholders of the Fund will receive written notification of the liquidation.

•

The Board believes that the current process of obtaining shareholder approval to liquidate a Fund or series is duplicative of its efforts and results in the unnecessary delay and spending of Fund assets in connection with conducting a proxy solicitation that could have otherwise been returned to shareholders.

3.

To approve an amendment to the Investment Advisory Agreement:

•

The Investment Advisory Agreement amendment authorizes HighMark Capital Management, Inc. (“HCM”) to delegate any or all responsibilities under the Investment Advisory Agreement to one or more qualified sub-advisers.

•

The costs of employing a sub-adviser would be borne by HCM, not by the Funds.

•

If approved, the advisor fee rates are not being modified in any way and it is expected that each Fund’s current portfolio management team will continue to manage that Fund’s assets.

•

The Advisory Agreement Amendment is already applicable to all Funds organized on or after March 19th, 2009 or any Fund which, as of March 19th, 2009, had no shares issued or outstanding. Therefore, this proposal is only applicable to Funds organized prior to March 19th, 2009 and that, as of such date, had shares issued or outstanding.

4.

To authorize HCM to enter into and materially amend sub-advisory agreements without shareholder approval:

•

HCM serves as the investment adviser to the Funds. For some of the Funds, HCM makes the day-to-day investment decisions.

•

For each of the Funds, HCM, with the approval of the Board, may wish to (1) hire, add or change a sub-adviser to handle the day-to-day investment decisions, (2) materially amend the then existing sub-advisory agreement or (3) continue to retain a sub-adviser that has experienced a change of control.

•

The Board believes that it is in shareholders’ best interest for the Board to represent them in approving or rejecting recommendations made by HCM regarding sub-advisers that are not affiliated with HCM.

•

This approach will provide the Board with flexibility to take action while avoiding the cost and delay associated with holding shareholder meetings to obtain approval for the changes.

•

Shareholder approval of this proposal will not result in an increase in the amount of investment advisory fees paid by the Funds to HCM.

5.

To approve new Sub-Advisory Agreements with Ziegler Capital Management, LLC:

•

On April 30th, 2010, the Ziegler Companies, Inc. (“ZCO”), the parent company of Ziegler Capital Management, LLC (“Ziegler”), entered into a purchase agreement with RTZ Acquisition, LLC (“Rizvi”) and Scott Roberts to sell fifty-one percent of the outstanding interests in Ziegler.

•

Prior to this transaction, Ziegler was a wholly owned subsidiary of ZCO. Upon closing of the transaction, ZCO, Rizvi, and Scott Roberts owned forty-nine percent, forty-one percent, and ten percent, respectively, of Ziegler.

•

This transaction is considered to be a “change of control” of an investment adviser. The change of control is deemed to be an assignment under the Investment Company Act of 1940, which results in the automatic termination of any existing advisory and sub-advisory agreements.

•

On May 21st, 2010 the existing sub-advisory agreements between HCM and Ziegler automatically terminated due to this transaction. In anticipation of this, the Board approved interim sub-advisory agreements between HCM and Ziegler relating to the Funds.

•

Each interim sub-advisory agreement will continue in effect until October 18, 2010 or sooner, if the new sub-advisory agreement between HCM and Ziegler is approved by shareholders of each applicable fund at the Special Meeting on October 8, 2010. The interim agreements are substantially similar to the recently terminated sub-advisory agreements.

•

 Each Fund’s proposed new sub-advisory agreement is identical to the prior sub-advisory agreements, except that the effective dates are different, and the name of the sub-administrator has changed (from PNC Global Investment Servicing, Inc. to BNY Mellon Investment Servicing (US), Inc.).

HighMark Funds

Solicitation Script

Meeting Date October 8th, 2010

Toll Free Phone 866-615-7269

Greeting:

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. ________________, my name is ________________ and I am calling on behalf of the HighMark Funds on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on October 8th, 2010 and have not received your proxy. Your Fund’s Board of Trustees is recommending that you vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is ________________, a proxy voting specialist on behalf of the HighMark Funds. Today’s date is ________________ and the time is ________________ Eastern Time.

Mr./Ms. ________________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your HighMark Funds accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 866-615-7269. Thank you very much for your participation and have a great day/evening.

If Not Received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

HighMark Funds

Solicitation Script

Meeting Date October 8th, 2010

Toll Free Phone 866-615-7269

Greeting:

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. ________________, my name is ________________ and I am calling on behalf of the HighMark Funds on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on October 8th, 2010 and have not received your proxy. Your Fund’s Board of Trustees is recommending that you vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is ________________, a proxy voting specialist on behalf of the HighMark Funds. Today’s date is ________________ and the time is ________________ Eastern Time.

Mr./Ms. ________________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your HighMark Funds accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 866-615-7269. Thank you very much for your participation and have a great day/evening.

If Not Received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for the HighMark Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 8th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 866-615-7269 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the HighMark Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 8th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 866-615-7269 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for the HighMark Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for the HighMark Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for the HighMark Funds. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your HighMark Funds, please contact your Financial Advisor or call the HighMark Fund at 1-800-433-6884. Thank you for investing with the HighMark Funds."